UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2005

MID-AMERICA APARTMENT COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Charter)

TENNESSEE	1-12762	62-1543819

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)	Identification No.)

6584 Poplar Avenue, Suite 300

Memphis, Tennessee	38138

(Address of Principal Executive Offices)	(Zip Code)

(Registrant's telephone number, including area code): (901) 682-6600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   Explanatory Note: Mid-America Apartment Communities, Inc. is filing this amendment to the Form 8-K filed on September 23, 2005, to include KPMG LLP’s actual dismissal date and to include the updated letter from KPMG LLP, filed as Exhibit 16.01.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 19, 2005 and effective October 31, 2005 upon the filing of its Form 10-Q for the third quarter of 2005, the Audit Committee of the Board of Directors of Mid-America Apartment Communities, Inc. (the “Company”) dismissed KPMG LLP as the Company’s independent registered public accounting firm.

The audit reports of KPMG LLP on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG LLP on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and through October 31, 2005, there were no disagreements between the Company and KPMG LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreement in connection with its reports. There were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K that occurred during the Company’s most recent two fiscal years and through October 31, 2005.

As required by Item 304(a)(3) of Regulation S-K, the Company has provided KPMG LLP a copy of the disclosures contained in this Report on Form 8-K and has requested that KPMG LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether KPMG LLP agrees with the statements made by the Company in this Report on Form 8-K and, if not, stating the respects in which it does not agree. A copy of KPMG LLP’s letter dated October 31, 2005 is included as Exhibit 16.01 hereto.

On September 19, 2005, the Company engaged Ernst & Young LLP as its new independent registered public accounting firm to conduct the audit of the Company’s financial statements as of and for the year ended December 31, 2005. The decision to engage Ernst & Young was made and approved by the Audit Committee of the Company’s Board of Directors. During the two most recent fiscal years and through October 31, 2005, the Company has not consulted with Ernst & Young LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibit.

16.01         Letter from KPMG LLP regarding its concurrence with the statements made by Mid-America Apartment Communities, Inc. in Item 4.01 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date: November 1, 2005		/s/Simon R.C. Wadsworth
	By:	Simon R.C. Wadsworth
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No	Description
16.01	Letter from KPMG LLP regarding its concurrence with the statements made by Mid-America Apartment Communities, Inc. in Item 4.01 of this Current Report on Form 8-K.